UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-04704

The Primary Trend Fund, Inc.

3960 Hillside Drive, Suite 204
               Delafield, WI  53018

 (Address of principal executive offices)

Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
________Delafield, WI  53018

(Name and address of agent for service)

Registrant's telephone number, including area code: (262) 303-4850

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

SEMIANNUAL REPORT

The Primary
Trend Fund

DELAFIELD, WISCONSIN
DECEMBER 31, 2011

MESSAGE TO SHAREHOLDERS…

“The political antics of 2011 unfortunately are just a precursor to the quadrennial circus that we must endure next year during the Presidential election year… The current correction has been well advertised… Volatility will persist as this summer swoon subsides, but we feel it will be to the upside in the remaining months of 2011 before the quadrennial circus…dampen[s] equity spirits in 2012.”

The Primary Trend Fund June 30, 2011 – Annual Report

The summer swoon lasted into the fall (early October to be precise) and penalized stocks for an additional -10% (large caps) to as much as -20% (small caps). In the process, investor sentiment cratered and became overly bearish with visions of a global recession spooking Wall Street. With uncertainty so prevalent, the U.S. stock market was looking to the overseas bourses for some guidance. But time and time again European stock market action dictated some very ugly overnight S&P futures trading – some of which translated to sell-offs at the opening bell on the New York Stock Exchange, while others were phantom fear mongering that fell victim to the illiquid futures market during the overnight session. Either way, this vicious cycle of the European Crisis calling the shots in our own financial markets here in the U.S. needed to be broken.

Along came October 4, 2011, and U.S. equities were flushed on the opening as came to be expected, but then launched an intraday rally that caught most institutional investors and their puppet network (read CNBC) by surprise. Intraday gains ranged anywhere from +4.6% by the S&P 500 Index of blue-chip stocks to +7.8% for the Russell 2000 Index of small-cap stocks. The final months of 2011 saw equity prices scratch and claw their way back to the early August breakdown levels when the debt-ceiling dance began and the Washington leadership failed us once again.

From Point A to Point B, the stock market (as measured by the S&P 500 Index) did absolutely nothing during 2011 – it closed 2010 at 1,257.64 and closed the 2011 year at 1,257.60. It was the headline news that created the huge volatile swings throughout the year: the death of bin Laden; the cascading European Crisis; our Treasury bond-rating downgrade; and the MF Global implosion.

While the first half of the year generally was favorable to investors, it was the widespread red ink in the second half that perpetuated the dour mood on both Main Street and Wall Street. For the six months ended 12/31/11, the S&P 500 Index posted a total return of -3.69% and the Russell 2000 Index registered a -9.77% total return. For the same six-month period, The Primary Trend Fund slightly outperformed its S&P 500 benchmark with a -1.14% total return.

Avoidance is a Virtue

There is one investment lesson that seemed especially rewarding over the past six months…sometimes it’s not what you own, but what you don’t own, that makes the grade. Of the ten S&P 500 sectors, the Primary Trend Fund portfolio dramatically underweighted the four worst-performing sectors during the second half of 2011 (17.7% for the Fund vs. 39.9% for the S&P 500). This minimal exposure to Energy (5.9% vs. 12.3%), Financials (7.6% vs. 13.4%), Industrials (4.2% vs. 10.7%) and Materials (0% vs. 3.5%) was one of the major contributing factors to “bleeding less” than the overall market.

Despite our underweighting currently, Energy might very well become a growing investment in the Fund over the coming months. Historically, we have emphasized the internationally-integrated “Big Oil” companies with their diversified operations and healthy dividend yields. However, natural gas prices are now trading at $2.50 per mcf (million cubic feet), down a whopping 80% from their early 2008 peak prices of over $13/mcf. Sentiment toward the natural gas producers has turned decidedly bearish. This, in turn, has piqued our interest. We have added Encana (Canadian natural gas) to the portfolio and will most likely make additional investments in this industry and ancillary beneficiaries as we

MESSAGE TO SHAREHOLDERS…(continued)

move further into 2012. Based on the price of crude oil (near $100 per barrel), Big Oil companies are neither overvalued nor undervalued as a group. The Fund also currently owns Petrobras (global exploration & production) and Transocean (rig operator).

Financials have been the pariah on Wall Street ever since this sector peaked in early 2007 – a full six months before the stock market peaked and one year before the first rumors even surfaced regarding the Bear Stearns collateralized debt securities collapse. While we did add to our Financials with an investment in Morgan Stanley (investment banking), we believe financial stocks, in the aggregate, are trading much like tech stocks did during the aftermath of the tech bubble bust in 2000…many quick and dramatic rallies followed by further selling. Financials are not exhibiting leadership qualities and are most likely going to remain extremely underweighted in the Primary Trend Fund for the remainder of 2012. Besides Morgan Stanley, we also own banking giant JPMorgan Chase and one of the best-of-breeds regional banks in US Bancorp.

The Health Care sector continues to be well represented in the Fund with a 20.2% overweighting vs. the S&P 500’s weighting of 11.9%. The reasons remain intact: 1) drug stocks are still undervalued relative to the market and are still somewhat contrarian plays; 2) growth prospects, while less-than-robust, are considered stable in this global uncertainty; and 3) the dividend yields on the group in general, and our holdings in particular, are extremely attractive. Recent gains over the past year may be an opportunity for us to trim our Health Care holdings to a market weighting as 2012 unfolds.

Euro-Pain Union

“Bulls can make money, bears can make money, but pigs get slaughtered.” In terms of the Euro Crisis, that old saying rings loud and clear as the PIIGS (Portugal, Italy, Ireland, Greece and Spain) are getting killed in the bond market and the market of public opinion. Austerity is foreign to those countries (no pun intended). The pandemic socialist economics espoused by that region have brought the European community to the brink – and nobody wants to make the tough choices. The imbedded “entitlement society” that has run wild throughout many nations overseas is a difficult animal to tame, as can be witnessed by Greece, Italy and now Portugal, who is again in the fiscal crisis crosshairs. Austerity is the decisive action to be taken in 2012...both here and abroad. The U.S. should lead by example before we become the next Greek Tragedy. The geopolitical environment will continue to pull on investors’ emotions during 2012, whether it is the social/governmental uprisings in Northern Africa and the Middle East or the fiscal crisis befalling the Eurozone.

Technically Speaking

The “January Barometer,” the “Super Bowl Indicator,” and now the “Golden Cross”…all three of these Wall Street wizardries are flashing a green light here in early February. While we make light of some of the technical indicators that have become legendary in financial circles, the truth of the matter is that the stock market is showing some impressive strength already in the New Year.

Market breadth, as measured by the New York Stock Exchange Advance-Decline Indicator, has been hitting new all-time highs – a harbinger of further strength by the stock market indices themselves. Corporate America has been retooling, getting lean and improving its balance sheet profile. Valuations based on price-earnings multiples (P/E ratios) and earnings-per-share growth prospects are not extended at all. While we are fairly bullish on the prospects for equity prices in 2012, there are three story lines that we feel will monopolize this year’s headlines and create a cloud of uncertainty over the markets: 1) anything emanating from the PIIGS, the European Union or the International Monetary Fund; 2) the surreal obsession with the jobs numbers and the unemployment rate (a lagging indicator, mind you); and 3) the “Quadrennial Circus” and the tug-o-war during the next nine months over who will lead the U.S. out of this economic and fiscal quagmire. We are forewarning that it will be paramount to avoid the noise…focus on the forest through the trees.

MESSAGE TO SHAREHOLDERS…(continued)

The tone of the market has improved dramatically since that “flush” in early October. As we write, the Dow Jones Industrial Average and NASDAQ Composite have both just attained new cyclical recovery highs off of the 2009 bottom. It will be important for the S&P 500 Index, Dow Jones Transportation Average and other indices to follow suit.

As value-oriented investors, we are forever looking to “buy low and sell high”…and 2012 should provide us with a great number of opportunities to do just that on your behalf. We thank you for your steadfast belief in us and our long-term investment philosophy.

Our best regards,

Lilli Gust	Barry S. Arnold
President	Vice President
Chief Investment Officer

Summary of Investments by Sector (Unaudited)

Percent of
Sector	Investment Securities
Short-term Investments	24.6%
Health Care	20.2%
Consumer Staples	14.5%
Information Technology	11.0%
Financials	7.6%
Consumer Discretionary	6.4%
Energy	5.9%
Industrials	4.2%
Telecommunication Services	3.3%
Utilities	2.3%
Total Investments	100.0%

Top Ten Equity Holdings (Unaudited)

Percent of
Security	Investment Securities
Eli Lilly & Co.	5.7%
Abbott Laboratories	5.4%
Pfizer, Inc.	5.2%
Intel Corp.	4.9%
Wal-Mart Stores, Inc.	4.9%
Molson Coors
Brewing Co., Class B	4.7%
Johnson & Johnson	4.0%
DreamWorks Animation
SKG, Inc., Class A	4.0%
General Electric Co.	3.7%
Microsoft Corp.	3.5%
Total	46.0%

EXPENSE EXAMPLE (Unaudited)
For the Six Months Ended December 31, 2011

As a shareholder of the Primary Trend Fund, you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary.  Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	Beginning	Ending	Expenses paid
	account value	account value	during period
	7/1/11	12/31/11	7/1/11-12/31/111
Actual	$1,000.00	$ 988.60	$10.00
Hypothetical (5% return before expenses)	1,000.00	1,014.90	10.13

1
Expenses are equal to the Fund’s annualized expense ratio of 2.00% for the period from July 1, 2011 through December 31, 2011, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).  The Fund is contractually obligated to limit annual expenses to 2.00% of its average daily net assets for the fiscal year.

PORTFOLIO OF INVESTMENTS
As of December 31, 2011 (Unaudited)

The Primary Trend Fund

Shares		Value

	COMMON STOCKS (75.4%)
	CONSUMER DISCRETIONARY (6.4%)
	Media (4.0%)
35,000	DreamWorks Animation SKG, Inc., Class A*	$580,825

	Multiline Retail (2.0%)
6,000	Kohl’s Corp.	296,100

	Specialty Retail (0.4%)
35,000	Pacific Sunwear of California, Inc.*	59,850
	Total Consumer Discretionary	936,775

	CONSUMER STAPLES (14.5%)
	Beverages (4.7%)
16,000	Molson Coors Brewing Co., Class B	696,640

	Food & Staples Retailing (4.9%)
12,000	Wal-Mart Stores, Inc.	717,120

	Food Products (4.9%)
10,000	Kraft Foods, Inc., Class A	373,600
10,000	Unilever N.V. ADR	343,700
		717,300
	Total Consumer Staples	2,131,060

	ENERGY (5.9%)
	Energy Equipment & Services (1.3%)
290	Ocean Rig UDW, Inc.*	3,538
5,000	Transocean Ltd.	191,950
		195,488
	Oil, Gas & Consumable Fuels (4.6%)
15,000	Encana Corp.	277,950
16,000	Petroleo Brasileiro S.A. ADR	397,600
	Total Energy	871,038

	FINANCIALS (7.6%)
	Capital Markets (2.0%)
20,000	Morgan Stanley	302,600

	Commercial Banks (3.3%)
18,000	U.S. Bancorp	486,900

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2011 (Unaudited)

The Primary Trend Fund (continued)

Shares		Value

	COMMON STOCKS (75.4%) (continued)
	FINANCIALS (7.6%) (continued)
	Diversified Financial Services (2.3%)
10,000	JPMorgan Chase & Co.	$332,500
	Total Financials	1,122,000

	HEALTH CARE (20.2%)
	Pharmaceuticals (20.2%)
14,000	Abbott Laboratories	787,220
20,000	Eli Lilly & Co.	831,200
9,000	Johnson & Johnson	590,220
35,000	Pfizer, Inc.	757,400
	Total Health Care	2,966,040

	INDUSTRIALS (4.2%)
	Industrial Conglomerates (3.7%)
30,000	General Electric Co.	537,300

	Marine (0.5%)
40,000	DryShips, Inc.*	80,000
	Total Industrials	617,300

	INFORMATION TECHNOLOGY (11.0%)
	Communications Equipment (2.5%)
20,000	Cisco Systems, Inc.	361,600

	Semiconductors & Semiconductor Equipment (5.0%)
30,000	Intel Corp.	727,500

	Software (3.5%)
20,000	Microsoft Corp.	519,200
	Total Information Technology	1,608,300

	TELECOMMUNICATION SERVICES (3.3%)
	Diversified Telecommunication Services (3.3%)
12,000	Verizon Communications, Inc.	481,440

	UTILITIES (2.3%)
	Water Utilities (2.3%)
15,000	Aqua America, Inc.	330,750
	Total Common Stocks
	(Cost $11,107,300)	11,064,703

See notes to financial statements.

PORTFOLIO OF INVESTMENTS (continued)
As of December 31, 2011 (Unaudited)

The Primary Trend Fund (continued)
Principal
Amount		Value

	SHORT-TERM INVESTMENTS (24.6%)
	Commercial Paper (10.8%)
$529,000	General Electric Co., 0.01%, 1/04/2012(a)	$529,000
125,000	General Electric Co., 0.01%, 1/17/2012(a)	124,999
70,000	U.S. Bank, 0.05%, 1/23/2012(a)	69,998
171,000	U.S. Bank, 0.07%, 1/9/2012(a)	170,997
650,000	U.S. Bank, 0.09%, 1/17/2012(a)	649,974
35,000	U.S. Bank, 0.09%, 1/18/2012(a)	34,999
		1,579,967
	Variable Rate Demand Notes (13.8%)
2,026,833	American Family Financial Services Demand Note, 0.10%(b)	2,026,833
	Total Short-Term Investments
	(Cost $3,606,800)	3,606,800
	TOTAL INVESTMENTS (100.0%)
	(Cost $14,714,100)	14,671,503
	Other Assets less Liabilities (0.0%)	1,104
	NET ASSETS (100.0%)	$14,672,607

*	Non-income producing.
(a)	Each issue shows the rate of the discount at the time of purchase
(b)	Variable rate security; the coupon rate shown represents the rate at December 31, 2011.
ADR – American Depository Receipt

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011 (Unaudited)

The Primary
Trend Fund
Assets:
Investments, at Value (Note 2a):
Common Stocks	$11,064,703
Short-Term Investments	3,606,800
Total Investments (Cost $14,714,100)	14,671,503
Cash	1,700
Dividends Receivable	14,630
Interest Receivable	175
Prepaid Expenses and Other Assets	19,745
Total Assets	14,707,753

Liabilities:
Accrued Investment Advisory Fees (Note 3)	8,411
Professional Fees	9,701
Transfer Agent Fees	8,093
Administration and Accounting Fees	4,814
Other	4,127
Total Liabilities	35,146
Net Assets	$14,672,607

Shares Outstanding	1,361,904
Net Asset Value, Offering and Redemption Price Per Share	$10.77
Net Assets Consist of:
Capital Stock ($0.01 par value, 30,000,000 shares authorized)	$14,916,439
Accumulated Undistributed Net Investment Income	14,357
Accumulated Net Realized Loss on Investments	(215,592)
Net Unrealized Depreciation on Investments	(42,597)
Net Assets	$14,672,607

See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2011 (Unaudited)

The Primary
Trend Fund
Investment Income:
Dividends*	$176,583
Interest	1,260
Total Income	177,843
Expenses:
Investment Advisory Fees (Note 3)	53,053
Administration and Accounting Fees	28,662
Shareholder Servicing Costs	24,826
Professional Fees	19,514
Registration Fees	11,996
Printing & Postage	5,485
Directors	4,031
Custodial Fees	2,114
Pricing	1,569
Insurance	1,159
Other	751
Total Expenses Before Reimbursement	153,160
Less Expenses Reimbursed By Advisor	(9,773)
Total Expenses	143,387
Net Investment Income	34,456
Net Realized Loss on Investments	(132,856)
Change in Net Unrealized Depreciation on Investments	(73,625)
Net Realized and Unrealized Loss on Investments	(206,481)
Net Decrease in Net Assets From Operations	$(172,025)

* Net of foreign tax withholding of $1,660.

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	The Primary
	Trend Fund
	Six Months Ended
	December 31,	Year Ended
	2011	June 30, 2011
	(Unaudited)
Operations:
Net Investment Income	$34,456	$40,158
Net Realized Gain (Loss) on Investments	(132,856)	1,333,641
Change in Net Unrealized Appreciation (Depreciation) on Investments	(73,625)	1,382,998
Net Increase (Decrease) in Net Assets from Operations	(172,025)	2,756,797

Distributions to Shareholders:
From Net Investment Income	(60,175)	(29,960)
Decrease in Net Assets from Distributions	(60,175)	(29,960)

Fund Share Transactions:
Proceeds from Shares Sold	80,382	541,445
Reinvested Distributions	56,364	26,946
Cost of Shares Redeemed	(360,126)	(2,330,721)
Net Decrease in Net Assets from Fund Share Transactions	(223,380)	(1,762,330)
Total Increase (Decrease) in Net Assets	(455,580)	964,507

Net Assets:
Beginning of Period	15,128,187	14,163,680
End of Period	$14,672,607	$15,128,187

Accumulated Undistributed Net Investment Income at End of Period	$14,357	$40,076

Transactions in Shares:
Sales	7,689	52,348
Reinvested Distributions	5,372	2,870
Redemptions	(34,448)	(220,148)
Net Decrease	(21,387)	(164,930)

See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table shows per share operation performance data, total investment return, ratios and supplemental data for each of the periods ended:

	Six Months Ended		Year Ended June 30,
	December 31,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
The Primary Trend Fund
Per Share Operating Performance
Net Asset Value, Beginning of Period	$10.94		$9.15	$8.11	$10.59	$14.43	$13.14
Net Investment Income	0.02		0.03	0.02	0.11	0.15	0.17
Net Realized and Unrealized Gain (Loss)
on Investments	(0.15)		1.78	1.06	(1.74)	(2.60)	2.02
Total from Investment Operations	(0.13)		1.81	1.08	(1.63)	(2.45)	2.19
Less Distributions:
From Net Investment Income	(0.04)		(0.02)	(0.04)	(0.14)	(0.16)	(0.25)
From Net Realized Gains	—		—	—	(0.71)	(1.23)	(0.65)
Total Distributions	(0.04)		(0.02)	(0.04)	(0.85)	(1.39)	(0.90)
Net Increase (Decrease)	(0.17)		1.79	1.04	(2.48)	(3.84)	1.29
Net Asset Value, End of Period	$10.77		$10.94	$9.15	$8.11	$10.59	$14.43
Total Investment Return	(1.14	)%*	19.81%	13.39%	(16.96)%	(18.39)%	17.56%
Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$14,673		$15,128	$14,164	$12,889	$16,959	$22,697
Ratio of Expenses to Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	2.00	%**	2.00%	2.00%	2.00%	1.71%	1.56%
Before Waivers, Reimbursements
and Recoupments	2.14	%**	2.03%	1.97%	2.08%	1.71%	1.56%
Ratio of Net Investment Income to
Average Net Assets:
Net of Waivers, Reimbursements
and Recoupments	0.48	%**	0.26%	0.20%	1.33%	1.20%	1.33%
Before Waivers, Reimbursements
and Recoupments	0.34	%**	0.23%	0.23%	1.25%	1.20%	1.33%
Portfolio Turnover	22.8	%*	92.4%	52.2%	54.5%	75.8%	41.5%

*	Not annualized
**	Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2011 (Unaudited)

1.	Organization

The Primary Trend Fund, Inc. (The “Fund”), a Wisconsin Corporation, began operations on September 15, 1986.  The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end diversified investment management company.  The Fund seeks capital growth and income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

a.
Securities listed on a national securities exchange are valued at the last sale price.  Securities that are traded on the NASDAQ National Market or the NASDAQ SmallCap Market are valued at the NASDAQ Official Closing Price.  If no sale is reported, the average of the last bid and asked prices is used.  Other securities for which market quotations are readily available are valued at the average of the latest bid and asked prices.  Debt securities (other than short-term instruments) are valued at prices furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors.  Securities with maturities of 60 days or less are valued at amortized cost.

Generally accepted accounting principles (“GAAP”) defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement.

Under GAAP, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 –
quoted prices for active markets for identical securities.  An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common Stocks. Securities traded on a national exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments.  Short-term investments are valued using amortized cost, which approximates fair value.  To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$11,064,703	$—	$—	$11,064,703
Short-Term Investments	—	3,606,800	—	3,606,800
Total	$11,064,703	$3,606,800	$—	$14,671,503

* All sub-categories within common stocks as detailed in the Portfolio of Investments represent Level 1 evaluation status.

The Fund did not hold any Level 3 securities during the period ended December 31, 2011.  There were no significant transfers into and out of Level 1 and 2 during the current year presented.  It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

b.
Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

c.
No provision for federal income taxes has been made since the Fund has elected to be taxed as a regulated investment company and intends to distribute its net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

As of and during the six months ended December 31, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2007.

d.
Dividends from net investment income are declared and paid at least annually by the Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

The tax character of distributions paid during the fiscal years ended June 30, 2011 and 2010 were as follows:
	2011	2010
Distributions paid from:
Ordinary Income	$29,960	$71,192
Net long term capital gains	—	—
Total taxable distributions	29,960	71,192
Total distributions paid	$29,960	$71,192

e.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.	Investment Advisory Fees and Management Agreements

The Fund has an agreement with Arnold Investment Counsel, Inc. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser. Under the terms of the agreement, the Adviser receives from the Fund a monthly fee at an annual rate of 0.74% of its average daily net assets. The agreement further stipulates that the Adviser will reimburse the Fund for annual expenses exceeding 2.0% of the Fund’s average daily net asset value.  For the six months ended December 31, 2011, the Adviser reimbursed the Fund $9,773.

As part of the Expense Reimbursement Recoupment Agreement, the Fund has agreed to repay the Adviser for amounts previously waived or reimbursed by the Adviser pursuant to the Investment Advisory Agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, to exceed 2.0% and the repayment is made within three years after the year in which the Adviser incurred the expense.  As of December 31, 2011, there were $5,982, $4,670 and $9,773 of fees available to be recovered no later than June 30, 2012, June 30, 2014 and June 30, 2015, respectively.

4.	Purchases and Sales of Securities

Total purchases and sales of securities, other than short-term investments, for the Fund for the six months ended December 31, 2011 were as follows:

Purchases	$2,708,088
Sales	4,153,999

5.	Tax Information

As of June 30, 2011, the Fund had a capital loss carry forward of $82,736, which expires on June 30, 2018.  The Fund utilized $1,333,641 of its capital loss carry forward during the fiscal year ended June 30, 2011.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

At December 31, 2011, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $14,714,100, for the Fund, was as follows:

Unrealized appreciation	$1,158,736
Unrealized depreciation	(1,201,333)
Net unrealized depreciation on investments	$(42,597)

As of June 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$40,076
Undistributed long-term capital gains	—
Accumulated earnings	40,076
Accumulated capital and other losses	(82,736)
Unrealized appreciation	31,028
Total accumulated earnings/(deficit)	$(11,632)

6.	Recently Issued Accounting Pronouncements

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the December 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the December 31, 2012 taxable year.

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 2011 (Unaudited)

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”.  ASU 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments.  ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations.  This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements.  The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Proxy Voting Policies and Procedures

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2011, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.

Disclosure of Portfolio Holdings

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Investment Advisory Agreement

On August 18, 2011, the Board of Directors of The Primary Trend Fund, Inc. (the “Fund”) approved the continuation of the Fund’s investment advisory agreement with Arnold Investment Counsel, Inc. (the “Adviser”).  Prior to approving the continuation of the agreements, the Board considered:

•	The nature, extent and quality of the services provided by the Adviser

•	The investment performance of the Fund

•	The cost of the services to be provided and profits to be realized by the Adviser from their relationship with the Fund

•	The expense ratios of the Fund
•	The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

•	The financial condition of the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication and regulatory compliance services provided by the Adviser to the Fund.  The Directors concluded that the Adviser was providing essential services to the Fund.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreements.  The Directors noted that in addition to the absolute performance of the Fund, they also noted that the Fund adhered to its investment style.

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www.primarytrendfunds.com

INVESTMENT ADVISER
Arnold Investment Counsel Incorporated
3960 Hillside Drive, Suite 204
Delafield, Wisconsin 53018
1-800-443-6544

OFFICERS
Lilli Gust, President and Treasurer
Barry S. Arnold, Vice President and Secretary

DIRECTORS
Barry S. Arnold
Clark J. Hillery
William J. Rack

ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive
Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-968-2122

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy, Suite 1100
Westlake, Ohio 44145

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Founding member of
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Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

 Not applicable.

Item 11.  Controls and Procedures

(a)
The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant’s internal control over financial reporting.

 Item 12.  Exhibits

(a)	Code of Ethics. Not applicable for semi-annual reports.

(b)	Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Trend Fund, Inc.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 14, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lilli Gust
Lilli Gust
Principal Executive Officer
February 14, 2012

/s/ Lilli Gust
Lilli Gust
Principal Financial Officer
February 14, 2012